EXHIBIT 10.74

                                 AMENDMENT NO. 2

                                     TO THE

                        PIONEER NATURAL RESOURCES COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN

       Pursuant to the provisions of Paragraph 15 thereof, the Pioneer Natural Resources Company Employee Stock Purchase Plan (the "Plan") is hereby amended in the following respects only:

       Effective as of January 1, 2000, the first sentence of Subparagraph (b) of Paragraph 7 of the Plan is hereby amended as follows:

       The option price per share of Stock to be paid by each Eligible Employee on each exercise of his option shall be an amount equal to the lesser of 85% of the Fair Market Value of the Stock on the date of exercise or on the date of grant.

       IN WITNESS WHEREOF, this Amendment has been executed as of this 14th day of December, 1999.

                                      PIONEER NATURAL RESOURCES COMPANY




                                  By:   /s/ Mark L. Withrow
                                        ----------------------------------
                                        Mark L. Withrow
                                        Executive Vice President and
                                        General Counsel





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